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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John R. Bowen, Chief Executive Officer and Michael J. Widmer, Chief Financial Officer of Liberty Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-Q for the quarter ended June 30, 2002 and that to the best of his knowledge:

     (1) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


AUGUST 13, 2002                                      BY: /s/ John R. Bowen
------------------                                   ---------------------------
Date                                                 John R. Bowen,
                                                     Chief Executive Officer


AUGUST 13, 2002                                      BY: /s/ Michael J. Widmer
------------------                                   ---------------------------
Date                                                 Michael J. Widmer,
                                                     Chief Financial Officer